DISTRIBUTIONS (Tables)	12 Months Ended
Dec. 31, 2023
Distributions [Abstract]
Disclosure of Dividends
The following table outlines distributions made to each class of partnership units, including BIPC exchangeable shares that are exchangeable into units, as well as BIPC exchangeable LP units that are exchangeable into BIPC exchangeable shares.

	For the year ended December 31,
US$ MILLIONS	2023	2022	2021
Limited Partners	$(701)	$(660)	$(608)
General Partner(1)	(269)	(244)	(209)
Non-controlling interest attributable to:
Redeemable Partnership Units held by Brookfield	(298)	(277)	(251)
BIPC exchangeable shares	(176)	(160)	(115)
Exchangeable units(2)	(9)	(11)	(7)
Preferred unitholders	(47)	(50)	(67)
Perpetual subordinated notes	(16)	(16)	—
Total Distributions	$(1,516)	$(1,418)	$(1,257)

	For the year ended December 31,
PER UNIT/SHARE(3)	2023	2022	2021
Limited Partners	$1.53	$1.44	$1.36
General Partner(1)	1.53	1.44	1.36
Non-controlling interest attributable to:
Redeemable Partnership Units held by Brookfield	1.53	1.44	1.36
BIPC exchangeable shares	1.53	1.44	1.36
Exchangeable units(2)	1.53	1.44	1.36
Preferred unitholders	1.07	1.06	1.05
Perpetual subordinated notes	1.28	1.28	—

(1)Distributions to the General Partner include $266 million of incentive distributions for the year ended December 31, 2023 (2022: $240 million, 2021: $206 million).
(2)Includes non-controlling interest attributable to Exchange LP Units and BIPC Exchangeable LP Units. Refer to Note 1, Organization and Description of the Business, for further details.
(3)Historical per unit disclosures have been retroactively adjusted for the impact of the three-for-two split of our units, BIPC exchangeable shares, Exchange LP units and BIPC exchangeable LP units. Refer to Note 27. Partnership Capital, for further details.